Fees Summary	Aug. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,112,500.00
Previously Paid Amount	1,386.60
Total Fee Amount	2,501.35
Total Offset Amount	0.00
Net Fee	$ 1,114.75